Exhibit 24 VALLEY NATIONAL BANCORP POWER OF ATTORNEY FORM S-4

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerald H. Lipkin, his attorney-in-fact, with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of Valley National Bancorp (SEC File No. 333-16215) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                     Title                                Date

GERALD H. LIPKIN       Chairman, President and Chief           December 19, 1996
----------------       Executive Officer and Director
Gerald H. Lipkin

PETER SOUTHWAY         Vice Chairman (Principal Financial      December 19, 1996
----------------       Officer) and Director
Peter Southway

ALAN D. ESKOW          Corporate Secretary and Senior Vice     December 19, 1996
---------------        President (Principal Accounting
                       Officer)

----------------                     Director                 December ___, 1996
Andrew Abramson

-----------------                    Director                 December ___, 1996
Pamela Bronander

JOSEPH COCCIA                        Director                 December 19, 1996
----------------
Joseph Coccia

------------------                   Director                 December ___, 1996
Austin C. Drukker

-----------------                    Director                 December ___, 1996
Michael Francis

WILLARD L. HEDDEN                    Director                 December 19, 1996
------------------
Willard L. Hedden

------------------                   Director                 December ___, 1996
Thomas P. Infusino

GERALD KORDE                         Director                 December 19, 1996
------------------
Gerald Korde

------------------                   Director                 December ___, 1996
Joleen Martin

ROBERT E. MCENTEE                    Director                 December 19, 1996
-----------------
Robert E. McEntee

WILLIAM MCNEAR                       Director                 December 19, 1996
-----------------
William McNear

SAM P. PINYUH                        Director                 December 19, 1996
-----------------
Sam P. Pinyuh

ROBERT RACHESKY                      Director                 December 19, 1996
-----------------
Robert Rachesky

-----------------                    Director                 December ___, 1996
Barnett Rukin

RICHARD F. TICE                      Director                 December 19, 1996
----------------
Richard F. Tice

LEONARD VORCHEIMER                   Director                 December 19, 1996
------------------
Leonard Vorcheimer

-----------------                    Director                 December ___, 1996
Joseph L. Vozza